UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 21, 2012

First BanCorp.
__________________________________________
(Exact name of registrant as specified in its charter)

Puerto Rico	001-14793	66-0561882
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1519 Ponce de Leon Ave., PO Box 9146, San Juan, Puerto Rico		00908-0146
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	787-729-8041

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2012, the Board of Directors of First BanCorp (the "Corporation") approved grants under the First BanCorp 2008 Omnibus Incentive Plan, as amended, of restricted stock to its named executive officers ("NEOs") in the following amounts of shares: Aurelio Alemán-Bermúdez, President and Chief Executive Officer, 93,750; Orlando Berges-González, Executive Vice President and Chief Financial Officer, 75,000; Lawrence Odell, Executive Vice President, General Counsel and Secretary of the Board of Directors, 72,000; Victor Barreras-Pellegrini, Senior Vice President and Treasurer, 10,000; and Calixto García-Vélez, Executive Vice President and Florida Region Executive, 50,000.

The actions taken were consistent with the requirements of the Interim Final Rule on TARP Standards for Compensation and Corporate Governance issued by the U.S. Department of the Treasury in June 2009 (the "TARP Interim Final Rule"). The TARP Interim Final Rule imposes certain restrictions on compensation paid by the Corporation to its "senior executive officers" and certain other employees as a participant in the TARP Capital Purchase Program ("CPP").

In light of the CPP-related restrictions, the Corporation’s incentive program for NEOs is solely in the form of restricted stock. Consistent with the requirements of the CPP, these shares of restricted stock will vest as follows: fifty percent (50%) of the shares will vest on the second anniversary date of the grant and the remaining fifty percent (50%) will vest on the third anniversary date of the grant. Notwithstanding vesting, the NEOs will be restricted from transferring the shares pursuant to additional CPP related restrictions.

Additionally, on March 21, 2012, the Board of Directors approved certain salary changes. Effective April 1, 2012, salaries will be changed for: Aurelio Alemán-Bermúdez, President and Chief Executive Officer to $850,000; Calixto García-Vélez, Executive Vice President and Florida Region Executive to $416,000; and Lawrence Odell, Executive Vice President, General Counsel and Secretary of the Board of Directors to $550,000. These changes were made as a result of the Board’s analysis of base salaries of executive officers of its peer companies.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First BanCorp.

March 27, 2012	By:	/s/ Lawrence Odell

Name: Lawrence Odell
Title: EVP and General Counsel